UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2009
MEDIACOM LLC
(Exact name of Registrant as specified in its charter)

New York	333-57285-01	06-1433421
(State of organization)	(Commission File No.)	(IRS Employer Identification No.)
100 Crystal Run Road
Middletown, New York 10941
(Address of principal executive offices)
Registrant’s telephone number: (845) 695-2600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Forward Looking Statements
     In this report, we state our beliefs of future events and of our future financial performance. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of those words and other comparable words. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those we anticipate, many of which are beyond our control. Factors that could cause actual results to differ from those contained in the forward-looking statements include, but are not limited to: competition for video, high-speed data and phone customers; our ability to achieve anticipated customer and revenue growth and to successfully introduce new products and services; economic downturns and other factors which may negatively affect our customers’ demand for our services; increasing programming costs and delivery expenses related to our products and services; changes in laws and regulations; changes in technology; changes in assumptions underlying our critical accounting policies; fluctuations in short term interest rates which may cause our interest expense to vary from quarter to quarter; our ability to generate sufficient cash flow to meet our debt service obligations; instability in the credit markets which may affect our ability to access capital; and the other risks and uncertainties discussed in this report and in our Annual Report on Form 10-K for the year ended December 31, 2007 and other reports or documents that we file from time to time with the SEC. Statements included in this report are based upon information known to us as of the date that this report is filed with the SEC, and we assume no obligation to update or alter our forward-looking statements made in this report or our other documents filed with the SEC, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On February 11, 2009, certain operating subsidiaries of Mediacom LLC (the “Company”) executed an Asset Transfer Agreement (the “Transfer Agreement”) with Mediacom Communications Corporation (“MCC”) and the operating subsidiaries of Mediacom Broadband LLC, pursuant to which the Company will exchange certain of its cable television systems located in Florida, Illinois, Iowa, Kansas, Missouri and Wisconsin, which serve approximately 45,900 basic subscribers, for certain of Mediacom Broadband’s cable television systems located in Illinois, which serve approximately 42,200 basic subscribers, and a cash payment of $8.2 million (the “Asset Transfer”). The Company and Mediacom Broadband are wholly owned subsidiaries of MCC. The Company believes the Asset Transfer will better align its customer base geographically, making the cable systems more clustered and allowing for more effective management, administration, controls and reporting of the Company’s field operations. The Asset Transfer was completed on February 13, 2009. No gain or loss is being recorded on the Asset Transfer because the Company and Mediacom Broadband are under common control.

1

     As part of the Transfer Agreement, the Company contributed to MCC cable television systems located in Western North Carolina, which serve approximately 24,800 basic subscribers (the “Exchange Cable Systems”). In connection therewith, the Company received on February 12, 2009, a $74 million cash distribution from MCC, which funds had been contributed to MCC by Mediacom Broadband on February 12, 2009.
     In total, the Company received $82.2 million under the Transfer Agreement (the “Transfer Proceeds”), which were used by the Company to repay a portion of the outstanding balance under the revolving commitments of its operating subsidiaries’ bank credit facility.
     Also on February 12, 2009, after giving effect to the debt repayment funded by the Transfer Proceeds as noted above, the Company’s operating subsidiaries borrowed approximately $110 million under the revolving commitments of their bank credit facility. This represented net new borrowings of $27.8 million. On February 12, 2009, the Company contributed approximately $110 million to MCC to fund MCC’s cash obligation under the Exchange Agreement defined below. The terms of the bank credit facility are set forth under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the Company’s Form 10-K for the year-ended December 31, 2007. The effective rate of this borrowing was 1.61% as of February 12, 2009. The revolving commitments under the Company’s bank credit facility mature in September 2011.
     On September 7, 2008, MCC, entered into a Share Exchange Agreement (the “Exchange Agreement”) with Shivers Investments, LLC (“Shivers”) and Shivers Trading & Operating Company (“STOC”). On February 13, 2009, MCC completed the Exchange Agreement, pursuant to which Shivers exchanged all 28,309,674 shares of the MCC’s Class A common stock owned by Shivers for all the outstanding shares of stock of a wholly owned subsidiary of MCC (the “Exchange Subsidiary”) which, at the time of closing of the transaction, held (i) the Exchange Cable Systems, and (ii) approximately $110 million in cash. Both STOC and Shivers are affiliates of Morris Communications Company, LLC (“Morris Communications”), and STOC, Shivers and Morris Communications are controlled by William S. Morris III, a member of the MCC’s Board of Directors. Immediately prior to the completion of the Exchange Agreement, MCC had contributed the Exchange Cable Systems and the $110 million of cash to the Exchange Subsidiary.
Item 9.01 Financial Statements and Exhibits
(b) Pro forma financial information
     The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and the nine months ended September 30, 2008, which give effect to the Transfer Agreement and the net impact of its cash contribution to MCC, are set forth on pages F-1 to F-6 of this report.

2

MEDIACOM LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
     The following unaudited pro forma condensed consolidated financial statements illustrate the effects of the Transfer Agreement and the net impact of the Company’s cash contribution to MCC (the “Transactions”). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008, gives effect to the Transactions as if they occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007, and the nine months ended September 30, 2008, give effect to the Transactions as if they occurred on January 1, 2007.
     The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with the Company’s historical consolidated financial statements, including the notes thereto, in its Annual Report filed on Form 10-K for the year ended December 31, 2007 and other filings on Form 10-Q filed during 2008. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have been achieved had the Transactions occurred on the dates indicated, or that may be expected to occur in the future as a result of the Transactions.

MEDIACOM LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
(In thousands)

	September 30, 2008
		Transfer
		Agreement -		Transfer
		Exchange		Agreement -		Transactions -
	Historical	Cable		Asset		Cash		Pro Forma
	Consolidated	Systems		Transfer		Payments		Consolidated
ASSETS
Cash	$15,531	$(28)	(a)	$—		—		$15,503
Subscriber accounts receivable, net	35,750	(670)	(a)	495	(c)	—		35,575
Prepaid expenses and other assets	9,344	(133)	(a)	23	(c)	—		9,234

Total current assets	$60,625	$(831)		$518		—		$60,312

Preferred equity investment in affiliated company	150,000	—		—				150,000

Property, plant and equipment, net	705,543	(23,343)	(a)	15,111	(c)	—		697,311
Intangible assets, net	568,371	(4,487)	(a)	31,708	(c)	—		595,592
Other assets, net	11,257	—		(3)	(c)	—		11,254

Total assets	$1,495,796	$(28,661)		$47,334		$—		$1,514,469

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Accounts payable and accrued expenses	$224,876	$(1,369)	(a)	$(302)	(c)	—		$223,205
Deferred revenue	24,429	—		10	(c)	—		24,439
Current portion of long-term debt	29,500	—		—		—		29,500

Total current liabilities	$278,805	$(1,369)		$(292)		$—		$277,144

Long-term debt, less current portion	$1,458,125	—		—		(74,000)	(e)	1,485,925
						(8,200)	(f)
						110,000	(g)
Other non-current liabilities	8,546	—		—		—		8,546
Total members’ equity (deficit)	(249,680)	(27,292)	(b)	47,626	(d)	(27,800)	(h)	(257,146)

Total liabilities and members’ equity (deficit)	$1,495,796	$(28,661)		$47,334		$—		$1,514,469

MEDIACOM LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
(In thousands)

	Year Ended December 31, 2007
		Less: Transfer
		Agreement -	Transfer
	Historical	Exchange Cable	Agreement -	Transactions -		Pro Forma
	Consolidated	Systems(i)	Asset Transfer(j)	Cash Payments		Consolidated
Revenues	$565,913	$21,380	$6,430	$—		$550,963

Service costs	$245,968	$10,190	$1,854	—		$237,632
S,G&A expenses	104,694	4,064	1,541	—		102,171
Depreciation and amortization	113,597	5,205	1,395	—		109,787
Management fee expenses	10,358	—	—	—		10,358

Total operating costs	$474,617	$19,459	$4,790	$—		$459,948

Operating income	$91,296	$1,921	$1,640	$—		$91,015

Interest expense, net	$(118,386)	$—	$2	$1,191	(k)	$(118,832)
				132	(l)
				(1,771)	(m)
Loss on derivatives, net	(9,951)	—	—	—		(9,951)
Gain on sale of cable systems, net	8,826	—	—	—		8,826
Investment income from affiliate	18,000	—	—	—		18,000
Other (expense) income, net	(4,411)	12	(15)	—		(4,438)

Net (loss) income	$(14,626)	$1,933	$1,627	$(448)		$(15,380)

MEDIACOM LLC AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
(In thousands)

	Nine Months Ended September 30, 2008
		Less: Transfer
		Agreement -	Transfer
	Historical	Exchange Cable	Agreement -	Transactions -		Pro Forma
	Consolidated	Systems(i)	Asset Transfer(n)	Cash Payments		Consolidated
Revenues	$458,462	$16,822	$3,636	$—		$445,276

Service costs	$197,955	$8,547	$426	—		$189,834
S,G&A expenses	81,199	3,211	1,884	—		79,872
Depreciation and amortization	83,420	3,429	1,402	—		81,393
Management fee expenses	8,786	—	—	—		8,786

Total operating costs	$371,360	$15,187	$3,712	$—		$359,885

Operating income (loss)	$87,102	$1,635	$(76)	$—		$85,391

Interest expense, net	$(77,109)	$—	$3	$894	(k)	$(77,442)
				99	(l)
				(1,329	)(m)
Gain on derivatives, net	1,745	—	—	—		1,745
Loss on sale of cable systems, net	(170)	—	—	—		(170)
Investment income from affiliate	13,500	—	—	—		13,500
Other (expense) income, net	(3,098)	8	3	—		(3,103)

Net income (loss)	$21,970	$1,643	$(70)	$(336)		$19,921

(a)	Represents adjustments to historical net book values associated with the Exchange Cable Systems.

(b)	Represents capital contribution from MCC that resulted from the Exchange Cable Systems transaction.

(c)	Represents adjustments to net book values associated with the Asset Transfer transaction as of September 30, 2008, as follows:

(In thousands)	Mediacom Broadband Receiving	Mediacom LLC Receiving	Mediacom LLC Net Results
ASSETS
Cash	$—	$—	$—
Subscriber accounts receivable, net	1,509	2,004	495
Prepaid expenses and other assets	159	182	23

Total current assets	1,668	2,186	518
Preferred equity investment in affiliated company	—	—	—
Property, plant and equipment, net	30,661	45,772	15,111
Intangible assets, net	43,365	75,073	31,708
Other assets, net	24	21	(3)

Total assets	$75,718	$123,052	$47,334

LIABILITIES AND MEMBERS’ EQUITY
Accounts payable and accrued expenses	$4,060	$3,758	$(302)
Deferred revenue	1	11	10
Current portion of long-term debt	—	—	—

Total current liabilities	$4,061	$3,769	$(292)
Long-term debt, less current portion	—	—	—
Other non-current liabilities	—	—	—
Total members’ equity	71,657	119,283	47,626

Total liabilities and members’ equity	$75,718	$123,052	$47,334

(d)	Represents net capital contribution from MCC that resulted from the Asset Transfer transaction.

(e)	Represents repayment of a portion of outstanding balance under the revolving commitments of the Company’s bank credit facility, funded by the Transfer Proceeds, in connection with the Exchange Cable Systems transaction. See Note (k).

(f)	Represents repayment of a portion of outstanding balance under the revolving commitments of the Company’s bank credit facility, funded by the Transfer Proceeds, in connection with the Asset Transfer transaction. See Note (l).

(g)	Represents new indebtedness to fund $110 million contribution to MCC. See Note (m).

(h)	Represents capital contribution by the Company under the Transactions.

(i)	Represents adjustments to remove historical revenue and operating expenses associated with the Exchange Cable Systems.

(j)	Represents net results of operations associated with the Asset Transfer transaction for the year ended December 31, 2007, as follows:

(In thousands)	Mediacom Broadband Receiving	Mediacom LLC Receiving	Mediacom LLC Net Results
Revenues	$36,726	$43,156	$6,430

Service costs	$17,439	$19,293	$1,854
S,G&A expenses	7,335	8,876	1,541
Depreciation and amortization	6,300	7,695	1,395

Total operating costs	$31,074	$35,864	$4,790

Operating income	$5,652	$7,292	$1,640

Interest income, net	9	11	2
Other income (expense), net	32	17	(15)

Net income	$5,693	$7,320	$1,627

(k)	Represents adjustments to Interest expense, net to reflect repayment of a portion of outstanding balance under revolving commitments of the Company’s bank credit facility in the amount of $74.0 million. The effective annual interest rate of 1.61% as of February 13, 2009, was applied to this repayment for the year ended December 31, 2007 and nine months ended September 30, 2008 and was based on our Eurodollar rate plus a spread of 1.25%.

(l)	Represents adjustments to Interest expense, net to reflect repayment of a portion of outstanding balance under revolving commitments of the Company’s bank credit facility in the amount of $8.2 million. The effective annual interest rate of 1.61% as of February 13, 2009, was applied to this repayment for the year ended December 31, 2007 and nine months ended September 30, 2008 and was based on our Eurodollar rate plus a spread of 1.25%.

(m)	Represents adjustments to Interest expense, net to reflect net new borrowings under revolving commitments of the Company’s bank credit facility in the amount of $110 million. The effective annual interest rate of 1.61% as of February 13, 2009, was applied to the additional net indebtedness for the year ended December 31, 2007 and nine months ended September 30, 2008 and was based on our Eurodollar rate plus a spread of 1.25%.

(n)	Represents net results of operations associated with Asset Transfer transaction for the nine months ended September 30, 2008, as follows:

(In thousands)	Mediacom Broadband Receiving	Mediacom LLC Receiving	Mediacom LLC Net Results
Revenues	$30,312	$33,948	$3,636

Service costs	$14,422	$14,848	$426
S,G&A expenses	5,272	7,156	1,884
Depreciation and amortization	4,052	5,454	1,402

Total operating costs	$23,746	$27,458	$3,712

Operating income	$6,566	$6,490	$(76)

Interest income, net	3	6	3
Other income, net	5	8	3

Net income (loss)	$6,574	$6,504	$(70)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: February 20, 2009

Mediacom LLC
By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer